ANNUAL REPORT - December 31, 2002

SKYLINE SPECIAL EQUITIES PORTFOLIO

[GRAPHIC]SKYLINE SPECIAL EQUITIES PORTFOLIO

[LOGO]SKYLINE FUNDS

  COMMENTARY(1)
------------------------------------------------------------------------
                                                               December 31, 2002

OVERVIEW

The Fund showed a gain of 6.27% for the fourth quarter, compared to a 4.92% gain for the Russell 2000 Value Index and a 6.16% increase for the Russell 2000 Index. The rebound in the fourth quarter was not enough to completely offset weakness earlier in the year, resulting in a 7.29% decline for the Fund for all of 2002, compared to a decline of 11.43% for the Russell 2000 Value Index and a 20.48% decline for the Russell 2000 Index. The decline in stock prices in 2002 came despite improving fundamentals, as negative investor sentiment led to P/E multiple compression.

Although we are disappointed in the negative absolute return the Fund generated for the year, we are gratified that we were able to limit the decline in what was one of the worst years on record for equity investing. Strong stock selection helped the Fund for both the fourth quarter and the year. While sector allocation also benefited the Fund in the fourth quarter, it detracted from the full year results.

MARKET REVIEW

During the fourth quarter, outperformance of growth stocks over value stocks and large caps over small caps ran counter to the trends that have been in place since early 2000. The Russell 2000 Growth Index rose 7.50% compared to the Russell 2000 Value Index's 4.92% increase, while the Russell 1000 Index rose 8.16% vs. a 6.16% rise in the Russell 2000 Index, for the quarter. The fourth quarter bounce had the earmarks of a bottom-fishing rally, as the sectors that performed best in the quarter were those that declined most severely in the preceding nine months of the year. The technology sector had a particularly sharp rebound, accounting for over 40% of the Russell 2000 Value Index's gain for the quarter despite accounting for less than 10% of the Index's weighting. Producer durables stocks also rebounded nicely after performing poorly earlier in the year, while energy stocks responded positively to higher oil and gas prices. Notable laggards in the quarter were financials and consumer staples stocks, more defensive sectors that had better relative performance earlier in the year.

For the year, sector results were almost opposite those for the fourth quarter. The financial services sector, benefiting from lower interest rates and relatively strong fundamentals, was the only one to show positive returns for the year. Technology stocks were by far the worst performers of the year, as conditions in that sector remained extremely depressed. Health care stocks also performed poorly, due to weakness in the pharmaceutical and biotech areas of that sector.

The overall stock market suffered its third difficult year in a row in 2002. However, unlike the previous two years when stocks were responding to deteriorating fundamentals, the economic and earnings backdrop actually improved over the course of the recently completed year. We believe the decline in stock prices in 2002

                        ANNUAL REPORT - DECEMBER 31, 2002                      1
came about due to P/E multiple compression as investors factored in a myriad of perceived risks to the valuation equation. Concerns ran the gamut from geopolitical (war with Iraq, terrorism) to economic (deflation, double-dip recession) to corporate (accounting fraud, governance issues).

While the perception of risk has grown, we believe the actual fundamentals underlying the stock market have improved. There are several bright spots in the economy. Unemployment, inflation, and interest rates remain at historically low levels. Strong real personal income growth has allowed consumers to simultaneously boost their savings rates and maintain healthy spending levels. Businesses continue to report strong productivity gains, and the inventory-to-sales ratio is near all-time lows, which should allow any improvement in end demand to immediately impact capacity utilization at production facilities.

The better economic environment is already beginning to be reflected in corporate profits. Year-over-year earnings per share (EPS) comparisons steadily improved throughout 2002. According to First Call, companies recorded an EPS decline of 12% in the first quarter of 2002, and gains of 1% in Q2, 7% in Q3, and an expected 15% in Q4. Lower stock prices throughout 2002 have led to P/E multiple compression. For example, the median P/E on trailing EPS for the Russell 2000 Index was 25.9x at 12/31/01 and declined to 20.7x at 12/31/02.

PORTFOLIO REVIEW

As previously noted, the Fund showed a gain of 6.27% for the fourth quarter and a 7.29% decline for the year. This compares to a gain of 4.92% and a loss of 11.43% for the Russell 2000 Value Index and a 6.16% gain and a 20.48% decline for the Russell 2000 Index.

For the quarter, the Fund benefited from strong stock selection. For example, AmeriPath rose over 40% during the quarter in response to a takeover offer at a substantial premium to its then current market price, and Imation, one of only a few technology companies to report strong fundamentals, rose over 45%. Overall, the fundamentals of the companies in the Fund held up well relative to the market during the quarter. Sector allocation was a positive for the quarter as well. Compared to the Russell 2000 Value Index, the Fund had relatively heavy weightings in the Index's top performing sectors, including technology, producer durables, and energy, while being underweighted in consumer staples, the quarter's poorest performing sector.

For the year, the Fund also benefited from strong stock selection. For example, six of the top ten performers in the Fund for the year were in the technology or health care sectors, despite the fact that those were the two worst performing sectors of the Russell 2000 Value Index for the year. In addition, several sectors of the Fund generated positive returns or modest losses despite double digit declines for the corresponding sectors of the index. Sector allocation actually detracted from the Fund's performance for the year, due to relatively heavier weightings in the poorest performing sectors and relatively lower weightings in the best performing sectors.

2                       ANNUAL REPORT - DECEMBER 31, 2002

OUTLOOK

March of 2000 marked the end of both the great bull market in large cap stocks and growth stocks and the long bear market in small cap value stocks. During the next two years a bull market took place in the small cap value sector while other stock market sectors showed major declines. The Russell 2000 Value Index rose 53.74% (the Fund was up 73.75%) from the beginning of March 2000 through April 2002. Meanwhile the Russell 2000 Index, the S&P 500 Index and the NASDAQ Composite fell 9.03%, 19.12%, and 64.10%, respectively

A huge valuation advantage allowed small cap value stocks to generate such outstanding relative performance. In March of 2000, the price-to-earnings ratio of large cap growth stocks, as represented by the S&P 500 Index, was 40x, while the Russell 2000 Value Index carried a 15x P/E multiple. The stock market was clearly anticipating strong results for large cap growth stocks, so when the economy slid into a recession and corporate profits began to fall, large cap growth stock prices declined sharply. In contrast, market expectations for small cap value stocks were low, so the impact of falling earnings on their stock prices was much less severe. Investors eventually became more optimistic about the prospects for small cap value stocks, and the Russell 2000 Value Index sold at a P/E multiple of 21x when the small cap value rally peaked in late April 2002.

When the pace of the economic expansion failed to meet investors' expectations, the Russell 2000 Value Index declined 21.92% from the end of April through year end. This decline, combined with stable earnings over the same period, has returned valuations to more reasonable levels. The Russell 2000 Value Index is currently at a price earnings ratio (dollar weighted median) of 17x trailing EPS in an environment where earnings remain depressed, and the returns available on alternative investments remain low, as indicated by the 10-Year Treasury Note's 4% yield.

The market is no longer pricing in a strong rebound in earnings for small cap value stocks. The current P/E multiple of the Russell 2000 Value Index is modestly above where it was at the onset of its powerful bull market that began in March of 2000. However, at that time earnings levels were high, and the economy was about to enter a recession. In contrast, earnings are depressed today and we are in the early stages of an economic recovery. Unlike early 2000, when share price appreciation was dependent almost entirely on P/E multiple expansion, we believe the stock market now has both a positive backdrop for earnings growth and an attractive valuation to help drive price gains.

The more favorable stock market outlook causes us to remain optimistic about the outlook for the Fund. In fact, we think the opportunities for the Fund are even more attractive than is indicated by the market outlook. The stocks in the Fund sell at a median P/E of 15.5x. They reported EPS growth of 14% in the most recently reported quarter and are expected to generate 17.6% EPS growth over the next 12 months. This very attractive mix of low valuations, good current fundamentals and solid growth outlooks makes us bullish on the prospects for the Fund.

                        ANNUAL REPORT - DECEMBER 31, 2002                      3

- PERFORMANCE (%)(1)
-------------------------------------------------

                   4Q
                 2002*    2002     3 yrs
 SPECIAL
  EQUITIES        6.27    -7.29     9.47
 RUSSELL 2000
  VALUE           4.92   -11.43     7.45
 RUSSELL 2000     6.16   -20.48    -7.54
 S&P 500          8.44   -22.10   -14.57

CALENDAR YEARS        2002   2001   2000   1999   1998   1997   1996   1995
 SPECIAL EQUITIES      -7.3   13.9  24.2   -13.3  -7.2   35.4   30.4   13.8
 RUSSELL 2000 VALUE   -11.4   14.0  22.8    -1.5  -6.5   31.8   21.4   25.8
 RUSSELL 2000         -20.5    2.5  -3.0    21.3  -2.6   22.4   16.5   28.4
 S&P 500              -22.1  -11.9  -9.2    21.1  28.8   33.4   23.3   37.5
The table does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.
* Not annualized.

- CHANGE IN VALUE OF A $10,000 INVESTMENT(1)
---------------------------------------------

COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT SINCE INCEPTION

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

                         SPECIAL EQUITIES  RUSSELL 2000  RUSSELL 2000 VALUE  S&P 500
     Initial Investment           $10,000       $10,000             $10,000  $10,000
                   1987            $8,314        $7,567              $9,289   $8,794
                   1988           $10,787        $9,449             $12,026  $10,247
                   1989           $13,377       $10,986             $13,521  $13,469
                   1990           $12,135        $8,843             $10,578  $13,037
                   1991           $17,885       $12,914             $14,989  $17,018
                   1992           $25,470       $15,294             $19,356  $18,325
                   1993           $31,289       $18,184             $23,971  $20,158
                   1994           $30,929       $17,582             $23,599  $20,424
                   1995           $35,206       $22,932             $29,676  $28,087
                   1996           $45,897       $26,715             $36,018  $34,617
                   1997           $62,161       $32,663             $47,465  $46,172
                   1998           $57,703       $31,849             $44,403  $59,444
                   1999           $50,038       $38,620             $43,742  $72,011
                   2000           $62,154       $37,488             $48,575  $65,436
                   2001           $70,761       $38,422             $55,390  $57,669
                   2002           $65,648       $30,553             $49,059  $44,924

See "Notes to Performance." The graph does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

4                       ANNUAL REPORT - DECEMBER 31, 2002

--------------------------------------------------------------------------------

                                         Since
                  5 yrs   10 yrs     Inception(2)
 SPECIAL
  EQUITIES         1.10     9.93            12.74
 RUSSELL 2000
  VALUE            2.71    10.86            10.21
 RUSSELL 2000     -1.36     7.16             7.36
 S&P 500          -0.56     9.37            10.04

CALENDAR YEARS        1994   1993   1992   1991   1990   1989   1988     1987(2)
 SPECIAL EQUITIES     -1.2   22.9   42.5    47.4   -9.3   24.0  29.7        -16.9
 RUSSELL 2000 VALUE   -1.6   23.8   29.1    41.7  -21.8   12.4  29.5        -21.5
 RUSSELL 2000         -1.8   18.9   18.4    46.1  -19.5   16.2  24.9        -24.3
 S&P 500               1.3   10.0    7.7    30.6   -3.2   31.4  16.5        -12.0
The table does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.
* Not annualized.

- SECTOR PERFORMANCE (%)(1) (AS OF DECEMBER 31, 2002)

                        4Q 2002**                                                  YTD 2002
---------------------------------------------------------  ---------------------------------------------------------
                                      RUSSELL                                                    RUSSELL
                           SPECIAL      2000     RUSSELL                              SPECIAL      2000     RUSSELL
                           EQUITIES    VALUE       2000                               EQUITIES    VALUE       2000
Technology                   23.4       25.8       26.9    Autos & Transportation       16.1      -12.0      -11.4
Producer Durables            14.4       10.2       12.4    Financial Services            6.1        2.9        2.1
Autos & Transportation       12.2        5.6        6.8    Health Care                   3.7      -23.9      -37.2
Health Care                  11.7        5.2        1.5    Materials & Processing       -0.3      -13.8      -13.4
Materials & Processing        5.2       -0.1        2.0    Consumer Discretionary       -2.6      -14.6      -18.3
Financial Services            4.0        2.0        2.2    Producer Durables           -17.7      -18.3      -26.0
Consumer Discretionary        0.6        2.2        1.9    Technology                  -27.8      -35.7      -46.5
Energy                       -0.1       10.5        7.7    Energy                      -31.0      -17.5      -12.9
Consumer Staples             -5.8       -3.3       -1.7    Consumer Staples            -36.9      -15.2      -16.5
Other                         NA*       -0.2        2.2    Other                         NA*      -15.8      -11.6
Utilities                     NA*        5.2        6.9    Utilities                     NA*      -13.5      -20.7

* not applicable
** not annualized

                        ANNUAL REPORT - DECEMBER 31, 2002                      5

- PORTFOLIO CHARACTERISTICS
---------------------------------------------

                                              SPECIAL         RUSSELL 2000
                                              EQUITIES           VALUE          RUSSELL 2000        S&P 500
 P/E RATIO (MEDIAN)                             15.5              18.2              20.7              20.5
 PRICE/BOOK                                     1.55              1.30              1.65              2.65
 PRICE/SALES                                    0.70              0.80              1.00              1.50
----------------------------------------------------------------------------------------------------------------
 EPS GROWTH--5 YRS (HISTORICAL)                 2.0%              1.8%              6.3%              7.3%
 EPS GROWTH--1 YR (FORECASTED)                 17.6%             17.3%             17.8%             11.8%
----------------------------------------------------------------------------------------------------------------
 MARKET CAP $ WGHTD. MED.                   $1.1 billion      $581 million      $590 million      $47 billion
 ASSETS                                     $379 million      $308 billion      $601 billion     $8,100 billion
 NUMBER OF HOLDINGS                              70              1,325             1,964              500
----------------------------------------------------------------------------------------------------------------
 TICKER SYMBOL:                                SKSEX
 CUSIP:                                      830833208
 NET ASSET VALUE (PER SHARE):                  $20.86
 INITIAL INVESTMENT:                           $1,000
 SUBSEQUENT INVESTMENT:                         $100
----------------------------------------------------------------------------------------------------------------

- SECTOR WEIGHTINGS(1) (AS OF DECEMBER 31, 2002)
------------------------------------------------------------------------

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

     Autos & Transportation   7.3%
                       Cash   2.4%
     Consumer Discretionary  26.3%
           Consumer Staples   1.4%
                     Energy   3.7%
         Financial Services  25.4%
                Health Care   5.1%
     Materials & Processing   7.5%
          Producer Durables  11.6%
                 Technology   9.3%

6                       ANNUAL REPORT - DECEMBER 31, 2002

- STOCK HIGHLIGHTS(3)
---------------------------------------------

 POLARIS INDUSTRIES INC. (PII)
Polaris Industries is a leading designer and manufacturer of all-terrain vehicles, snowmobiles, personal watercraft, motorcycles, and related parts, garments, and accessories. PII has a long history of remarkably steady growth, having increased earnings in each of the past twenty years. In 1998, current CEO Tom Tiller (a former GE manager), joined the company. Since then, he has implemented a variety of initiatives that have accelerated sales growth, enhanced manufacturing efficiency, and improved quality, resulting in strong earnings and cash flow growth. Currently, PII is in the midst of an unprecedented launch of new products that have received strong dealer acceptance. This ongoing new product effort, coupled with enhanced productivity should lead to many years of strong earnings growth. Despite the encouraging outlook, and a debt-free balance sheet, the stock trades at a very modest multiple of earnings.

 SCOTTISH ANNUITY & LIFE HOLDINGS (SCT)
Scottish Annuity & Life Holdings supplies reinsurance to primary life insurance companies. SCT reinsures traditional life insurance policies as well as fixed annuities. Reinsurance products are used by primary insurance companies for a variety of reasons, but mainly to lower risk and free-up capital. SCT has been benefiting from several trends. Primary life insurance companies are using more reinsurance because they are capital constrained due to losses in the financial markets and the use of reinsurance alleviates those constraints. In addition, the competitive landscape for SCT has improved as several life reinsurance companies have left the market. These trends are the catalyst for strong earnings growth for the next several years. SCT has a strong balance sheet and good cash flow while selling at very low multiples of earnings and book value.

- TOP TEN HOLDINGS(3)

                                                              % OF NET ASSETS
-----------------------------------------------------------------------------
 THE TORO COMPANY
  Turf maintenance products                                         3.3%
 COMMERCE BANCSHARES, INC.
  Regional bank                                                     2.9%
 ISTAR FINANCIAL INC.
  Commercial real estate lender                                     2.6%
 FURNITURE BRANDS INT'L., INC.
  Furniture manufacturer                                            2.5%
 HEALTH NET, INC.
  Managed health care                                               2.5%
 RUBY TUESDAY, INC.
  Casual dining                                                     2.2%
 POLARIS INDUSTRIES INC.
  Snowmobiles, ATVs, motorcycles                                    2.1%
 BANK OF HAWAII CORPORATION
  Commercial bank                                                   2.1%
 MINERALS TECHNOLOGIES INC.
  Specialty minerals                                                1.9%
 KENNAMETAL INC.
  Metal-cutting tools                                               1.9%
 TOP TEN HOLDINGS                                                  24.0%

                        ANNUAL REPORT - DECEMBER 31, 2002                      7

 NOTES TO PERFORMANCE
------------------------------------------------------------------------
(1) PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. THE PRINCIPAL VALUE AND RETURN ON YOUR INVESTMENT WILL FLUCTUATE AND ON REDEMPTION MAY BE WORTH MORE OR LESS THAN YOUR ORIGINAL COST. The performance for the one, three, five, and ten years ended December 31, 2002, and for the period April 23, 1987 (inception) through December 31, 2002, is an average annual return calculation which is described in the Fund's Statement of Additional Information.
    The Russell 2000 Value Index is an unmanaged, value-oriented index comprised of small stocks that have relatively low price-to-book ratios. The Russell 2000 Index is an unmanaged, market value weighted index comprised of small-sized companies. The S&P 500 Index, a widely quoted stock market index, includes 500 of the largest companies publicly traded in America. The Russell 1000 Index is an unmanaged index comprised of the largest 1,000 companies ranked by market capitalization. The Russell 2000 Growth Index is an unmanaged index measuring the performance of those Russell 2000 companies with higher price-to-book ratios and higher forecasted growth values. The Dow Jones Industrial Average is an average of the stock prices of the 30 top industrial corporations. The NASDAQ Composite Index is an unmanaged index of over-the-counter securities issued by the National Association of Securities Dealers. All figures take into account reinvested dividends. All indexes and portfolio characteristics are compiled by Frank Russell Company. You cannot invest directly in an index.
    Source: Frank Russell Company.
(2) Return is calculated from the Fund's inception on April 23, 1987. The Russell 2000 Value performance reflects an inception date of May 1, 1987.
(3) Fund holdings are subject to change and should not be considered a recommendation to buy individual securities.
This report is not authorized for distribution unless accompanied or preceded by a current prospectus.
There are risks of investing in a fund that invests in stocks of small sized companies, which tend to be more volatile and less liquid than stocks of large cap companies. There are also risks in investing in value-oriented stocks including the risk that value-oriented stocks will underperform growth-oriented stocks during some periods.
The discussion of the Fund's investments and investment strategy represent the investments of the Fund and the views of Skyline Asset Management, L.P., the Fund's adviser, at the time of this report, and are subject to change without notice.
DISTRIBUTOR: FUNDS DISTRIBUTOR, INC.

8                       ANNUAL REPORT - DECEMBER 31, 2002

 GLOSSARY OF INVESTMENT TERMS
------------------------------------------------------------------------

EARNINGS PER SHARE (EPS) A company's net income divided by its outstanding shares.

EARNINGS PER SHARE GROWTH -- 5 YRS (HISTORICAL) The compounded annual growth rate of a company's EPS over the last 5 years.

EARNINGS PER SHARE GROWTH -- 1 YR (FORECASTED) Analysts' consensus forecast for a company's growth in operating EPS over the immediate future 12 months.

MEDIAN MARKET CAP An indicator of the size of companies in which a fund invests; the mid-point of market capitalization (market price times shares outstanding) of a fund's stocks, weighted by the proportion of the fund's assets invested in each stock. Stocks representing half of the fund's assets have market capitalizations above the median, and the rest below it.

PRICE/BOOK RATIO The share price of a stock divided by its net worth, or book value, per share.

PRICE/EARNINGS RATIO The ratio of a stock's current price to its per-share earnings over the past 12 months. For a fund, the weighted average P/E of the stocks it holds. P/E is an indicator of market expectations about corporate prospects.

PRICE/SALES RATIO The ratio of a stock's current price to its per-share revenue over the past 12 months.

                        ANNUAL REPORT - DECEMBER 31, 2002                      9

  PORTFOLIO HOLDINGS AS OF DECEMBER 31, 2002
------------------------------------------------------------------------

                                                   Company                     Number             Market
                                                 Description                   Shares              Value
                                     -----------------------------------  -----------------  -----------------
COMMON STOCKS
AUTOS & TRANSPORTATION -- 7.3%
  OTHER TRANSPORTATION -- 3.7%
Interpool, Inc.                      Container leasing firm                      431,800       $  6,934,708
Monaco Coach Corp.(a)                RV producer                                 423,750          7,013,063
                                                                                               ------------
                                                                                                 13,947,771
  RAILROAD -- 0.4%
Genesee & Wyoming(a)                 Regional railroad                            82,800          1,684,980
  TRUCKING -- 3.2%
Landstar System, Inc.(a)             Truckload carrier                           104,142          6,077,727
Werner Enterprises Inc.              Truckload carrier                           278,846          6,003,554
                                                                                               ------------
                                                                                                 12,081,281
                                                                                               ------------
  TOTAL AUTOS & TRANSPORTATION                                                                   27,714,032
CONSUMER DISCRETIONARY -- 26.3%
  COMMERCIAL SERVICES -- 3.8%
Central Parking Corp.                Operator of parking facilities              261,900          4,939,434
Moore Corp. Limited(a)               Business forms                              448,400          4,080,440
United Stationers Inc.(a)            Office products distributor                 184,300          5,308,024
                                                                                               ------------
                                                                                                 14,327,898
  CONSUMER PRODUCTS/SERVICES -- 10.7%
Furniture Brands Int'l., Inc.(a)     Furniture manufacturer                      396,900          9,466,065
Polaris Industries Inc.              Snowmobiles, ATVs, motorcycles              136,300          7,987,180
School Specialty, Inc.(a)            Non-textbook school supplies                348,003          6,953,100
Scotts Company(a)                    Turf & horticultural products                79,800          3,913,392
The Toro Company                     Turf maintenance products                   197,100         12,594,690
                                                                                               ------------
                                                                                                 40,914,427
  RESTAURANTS -- 5.2%
CEC Entertainment, Inc.(a)           Children-oriented casual dining             135,800          4,169,060
O'Charley's Inc.(a)                  Casual dining                               319,495          6,559,232
Rare Hospitality Int'l., Inc.(a)     Steakhouse operator                          19,665            543,147
Ruby Tuesday, Inc.                   Casual Dining                               476,700          8,242,143
                                                                                               ------------
                                                                                                 19,513,582
  RETAIL -- 6.6%
Aaron Rents, Inc.                    Furniture rental chain                      161,000          3,522,680
Borders Group, Inc.(a)               Book retailer                               192,700          3,102,470
Guitar Center, Inc.(a)               Musical instrument retailer                 177,600          2,941,056
Hancock Fabrics, Inc.                Fabric and sewing retailer                  269,300          4,106,825
Haverty Furniture Co., Inc.          Furniture retailer                          206,600          2,871,740
Stage Stores, Inc.(a)                Small town apparel retailer                 259,400          5,457,776
The Pep Boys-Manny, Moe & Jack       Automotive aftermarket retailer             247,500          2,871,000
                                                                                               ------------
                                                                                                 24,873,547
                                                                                               ------------
  TOTAL CONSUMER DISCRETIONARY                                                                   99,629,454

10                       ANNUAL REPORT - DECEMBER 31, 2002

------------------------------------------------------------------------

                                                   Company                     Number             Market
                                                 Description                   Shares              Value
                                     -----------------------------------  -----------------  -----------------
CONSUMER STAPLES -- 1.4%
  CONSUMER STAPLES -- 1.4%
Del Monte Foods Co.(a)               Canned foods                                679,100       $  5,229,070
                                                                                               ------------
  TOTAL CONSUMER STAPLES                                                                          5,229,070
ENERGY -- 3.7%
  EQUIPMENT & SERVICES -- 1.3%
Key Energy Services, Inc.(a)         Workover services provider                  531,000          4,763,070
  EXPLORATION & PRODUCTION -- 2.4%
Remington Oil & Gas                  Oil and gas explorer and producer           290,800          4,772,028
  Corporation(a)
Spinnaker Exploration                Oil and gas explorer and producer           199,400          4,396,770
  Company(a)
                                                                                               ------------
                                                                                                  9,168,798
                                                                                               ------------
  TOTAL ENERGY                                                                                   13,931,868
FINANCIAL SERVICES -- 25.4%
  BANKS/THRIFTS -- 6.6%
Bank of Hawaii Corporation           Commercial bank                             259,000          7,871,010
Commerce Bancshares, Inc.            Regional bank                               282,317         11,092,235
Provident Financial Group Inc.       Regional bank                               252,510          6,572,835
                                                                                               ------------
                                                                                                 25,536,080
  INSURANCE -- 11.0%
Delphi Financial Group, Inc.         Accident & health insurance                 198,679          7,541,855
HCC Insurance Holdings, Inc.         Property & casualty insurance               254,400          6,258,240
IPC Holdings, Ltd.(a)                Property catastrophe reinsurer              193,200          6,093,528
Old Republic Int'l. Corp.            Multi-line insurance company                116,300          3,256,400
Reinsurance Group of America         Life reinsurer                              197,600          5,351,008
RLI Corp                             Property & casualty insurance                77,600          2,165,040
Scottish Annuity & Life              Life reinsurer                              333,500          5,819,575
  Holdings, Ltd.
Selective Insurance Group, Inc.      Property & casualty insurance               199,235          5,016,737
                                                                                               ------------
                                                                                                 41,502,383
  OTHER FINANCIAL SERVICES -- 2.5%
MCG Capital Corporation              Business development company                370,100          3,974,874
Raymond James Financial, Inc.        Investment services                         179,900          5,321,442
                                                                                               ------------
                                                                                                  9,296,316
  REAL ESTATE INVESTMENT TRUSTS -- 5.3%
AMB Property Corporation             Industrial REIT                             182,100          4,982,256
Brandywine Realty Trust              Office REIT                                 233,100          5,083,911
iStar Financial Inc.                 Commercial real estate lender               350,600          9,834,330
                                                                                               ------------
                                                                                                 19,900,497
                                                                                               ------------
  TOTAL FINANCIAL SERVICES                                                                       96,235,276

                       ANNUAL REPORT - DECEMBER 31, 2002                      11

------------------------------------------------------------------------

                                                   Company                     Number             Market
                                                 Description                   Shares              Value
                                     -----------------------------------  -----------------  -----------------
HEALTH CARE -- 5.1%
  HEALTH CARE SERVICES -- 5.1%
AmeriPath, Inc.(a)                   Anatomic pathology services                 293,584       $  6,312,056
Apria Healthcare Group Inc.(a)       Home healthcare service provider            155,400          3,456,096
Health Net, Inc.(a)                  Managed health care                         357,500          9,438,000
                                                                                               ------------
  TOTAL HEALTH CARE                                                                              19,206,152
MATERIALS & PROCESSING -- 7.5%
  BUILDING/CONSTRUCTION PRODUCTS -- 1.3%
Hughes Supply, Inc.                  Construction/industrial supplies            180,200          4,923,064
  SPECIALTY CHEMICALS -- 5.0%
Airgas, Inc.(a)                      Gas distributor                             140,000          2,415,000
Minerals Technologies Inc.           Specialty minerals                          172,600          7,447,690
Sensient Technologies Corp.          Colors, flavors and fragrances              216,500          4,864,755
Spartech Corp.                       Plastics producer                           202,500          4,177,575
                                                                                               ------------
                                                                                                 18,905,020
  STEEL/IRON -- 1.2%
Reliance Steel & Aluminum            Metal service center                        212,200          4,422,248
                                                                                               ------------
  TOTAL MATERIALS & PROCESSING                                                                   28,250,332
PRODUCER DURABLES -- 11.6%
  DIVERSIFIED MANUFACTURING -- 2.2%
Crane Company                        Industrial conglomerate                     245,700          4,896,801
Regal-Beloit Corporation             Motor & gear drive manufacturer             157,100          3,251,970
                                                                                               ------------
                                                                                                  8,148,771
  HOME BUILDING -- 3.4%
Clayton Homes, Inc.                  Manufactured homes                          512,600          6,243,468
D.R. Horton, Inc.                    Homebuilder                                 371,950          6,453,333
                                                                                               ------------
                                                                                                 12,696,801
  MACHINERY -- 6.0%
Flowserve Corporation(a)             Pump & valve manufacturer                   334,900          4,953,171
IDEX Corp.                           Specialty pump products                     153,900          5,032,530
Kennametal Inc.                      Metal-cutting tools                         213,800          7,371,824
MSC Industrial Direct Co. Inc.(a)    Marketer of industrial products             332,700          5,905,425
                                                                                               ------------
                                                                                                 23,262,950
                                                                                               ------------
  TOTAL PRODUCER DURABLES                                                                        44,108,522

12                       ANNUAL REPORT - DECEMBER 31, 2002

------------------------------------------------------------------------

                                                   Company                     Number             Market
                                                 Description                   Shares              Value
                                     -----------------------------------  -----------------  -----------------
TECHNOLOGY -- 9.3%
  DISTRIBUTION -- 1.7%
Pomeroy Computer Resources, Inc.(a)  Computer products reseller                  309,300       $  3,618,810
Tech Data Corporation(a)             Distributor of PCs and peripherals          111,600          3,008,736
                                                                                               ------------
                                                                                                  6,627,546
  ELECTRONIC COMPONENTS -- 2.0%
International Rectifier              Power semiconductors                        210,500          3,885,830
  Corporation(a)
KEMET Corp.(a)                       Capacitor manufacturer                      436,000          3,810,640
                                                                                               ------------
                                                                                                  7,696,470
  OTHER TECHNOLOGY -- 3.8%
Electronics for Imaging, Inc.(a)     Products that support color
                                     printing                                    354,000          5,756,394
Park Electrochemical Corporation     Advanced electronic materials               218,000          4,185,600
Storage Technology Corporation(a)    Provider of storage solutions               211,700          4,534,614
                                                                                               ------------
                                                                                                 14,476,608
  SERVICES -- 1.8%
Ceridian Corporation(a)              Payroll processing                          263,600          3,801,112
CIBER, Inc.(a)                       IT staffing and services provider           579,600          2,984,941
                                                                                               ------------
                                                                                                  6,786,053
                                                                                               ------------
  TOTAL TECHNOLOGY                                                                               35,586,677
                                                                                               ------------
TOTAL COMMON STOCKS -- 97.6%
(Cost $354,121,068)                                                                             369,891,383
MONEY MARKET INSTRUMENTS
Yield 1.050% to 1.090%
  due 01/02/03 to 10/14/03
  American Family Financial Services                                                              5,158,653
  Galaxy Funding                                                                                  7,300,000
  Wisconsin Corp. Credit Union                                                                      460,258
  Wisconsin Electric                                                                                935,681
                                                                                               ------------
TOTAL MONEY MARKET INSTRUMENTS -- 3.7%
(Cost $13,854,592)                                                                               13,854,592
                                                                                               ------------
TOTAL INVESTMENTS -- 101.3%
(Cost $367,975,660)                                                                             383,745,975
OTHER ASSETS LESS LIABILITIES -- (1.3)%                                                          (4,907,059)
                                                                                               ------------
NET ASSETS -- 100%                                                                             $378,838,916
                                                                                               ============

(a) Non-income producing security.

Based on cost of investments for federal income tax purposes of $369,566,814 on December 31, 2002, net unrealized appreciation was $14,179,161, consisting of gross unrealized appreciation of $43,937,657 and gross unrealized depreciation of $29,758,496.

See accompanying notes to financial statements.

                       ANNUAL REPORT - DECEMBER 31, 2002                      13

  STATEMENT OF ASSETS AND LIABILITIES AS OF DECEMBER 31, 2002
------------------------------------------------------------------------

ASSETS
Investments, at value (Cost: $367,975,660)                      $383,745,975
Receivable for:
  Securities sold                                   $  456,932
  Fund shares sold                                     648,028
  Dividends and interest                               521,162     1,626,122
                                                    ----------  ------------
Other assets                                                          30,530
                                                                ------------
Total assets                                                     385,402,627
LIABILITIES & NET ASSETS
Payable for:
  Securities purchased                              $1,400,703
  Fund shares redeemed                               4,650,839
  Comprehensive management fee                         481,639
  Trustees deferred compensation                        30,530     6,563,711
                                                    ----------  ------------
Net assets applicable to shares outstanding                     $378,838,916
                                                                ============
Shares outstanding--no par value (unlimited number
  of shares authorized)                                           18,158,733
                                                                ============
PRICING OF SHARES
Net asset value, offering price and redemption
  price per share                                               $      20.86
                                                                ============
ANALYSIS OF NET ASSETS
Paid-in capital                                                 $363,161,227
Undistributed net investment loss                                     (9,618)
Accumulated net realized loss on sales of
  investments                                                        (83,008)
Net unrealized appreciation of investments                        15,770,315
                                                                ------------
Net assets applicable to shares outstanding                     $378,838,916
                                                                ============

See accompanying notes to financial statements.

14                       ANNUAL REPORT - DECEMBER 31, 2002

  STATEMENT OF OPERATIONS FOR THE YEAR ENDED DECEMBER 31, 2002
------------------------------------------------------------------------

Investment income
  Dividends                                                        $   4,999,080
  Interest                                                               352,569
                                                                   -------------
Total investment income                                                5,351,649

Expenses:
  Comprehensive management fee                                         6,442,760
  Fees to unaffilliated trustees                                          64,114
                                                                   -------------
Total expenses                                                         6,506,874
                                                                   -------------
Net investment loss                                                   (1,155,225)

Net realized and unrealized gain/loss on investments:
  Net realized gain on sales of investments                            1,614,999
  Change in net unrealized appreciation                              (49,268,826)
                                                                   -------------
Net realized and unrealized loss on investments                      (47,653,827)
                                                                   -------------
Net decrease in net assets resulting from operations               $ (48,809,052)
                                                                   =============

See accompanying note to financial statements.

                       ANNUAL REPORT - DECEMBER 31, 2002                      15

  STATEMENTS OF CHANGES IN NET ASSETS
------------------------------------------------------------------------

                                           Year ended     Year ended
                                           12/31/2002     12/31/2001
                                          -------------  -------------
From operations:
  Net investment loss                     $  (1,155,225) $    (545,671)
  Net realized gain on sales of
    investments                               1,614,999     18,606,863
  Change in net unrealized appreciation     (49,268,826)    22,381,781
                                          -------------  -------------
Net increase/decrease in net assets
  resulting from operations                 (48,809,052)    40,442,973
From fund share transactions:
  Proceeds from fund shares sold            342,123,732    176,716,156
  Payments for fund shares redeemed        (289,420,437)  (129,164,966)
                                          -------------  -------------
Net increase in net assets resulting
  from share transactions                    52,703,295     47,551,190
                                          -------------  -------------
Total increase in net assets                  3,894,243     87,994,163
Net assets at beginning of year             374,944,673    286,950,510
                                          -------------  -------------
Net assets at end of year                 $ 378,838,916  $ 374,944,673
                                          =============  =============

See accompanying notes to financial statements.

16                       ANNUAL REPORT - DECEMBER 31, 2002

  FINANCIAL HIGHLIGHTS
------------------------------------------------------------------------

                                      Year           Year         Year        Year        Year
                                     Ended          Ended        Ended       Ended       Ended
                                    12/31/02       12/31/01     12/31/00    12/31/99    12/31/98
                                   -------------------------------------------------------------
Net asset value at
  beginning of year                 $  22.50       $  19.75     $  15.90    $  19.78    $  21.66
                                    --------       --------     --------    --------    --------
Income from Investment
  Operations
    Net investment loss                (0.06)*        (0.04)*      (0.06)*     (0.14)*     (0.11)
    Net realized and
      unrealized gain/ (loss)
      on investments                   (1.58)          2.79         3.91       (2.51)      (1.45)
                                    --------       --------     --------    --------    --------
      Total from investment
        operations                     (1.64)          2.75         3.85       (2.65)      (1.56)
                                    --------       --------     --------    --------    --------
Less distributions from net
  realized gains on
  investments                             --             --           --       (1.23)      (0.32)
                                    --------       --------     --------    --------    --------
Net asset value at end of year      $  20.86       $  22.50     $  19.75    $  15.90    $  19.78
                                    ========       ========     ========    ========    ========
Total Return                          (7.29%)        13.92%       24.21%     (13.28%)     (7.17%)
Ratios/Supplemental Data
  Ratio of expenses to average
    net assets                         1.48%          1.49%        1.51%       1.48%       1.47%
  Ratio of net investment loss
    to average net assets             (0.26%)        (0.16%)      (0.32%)     (0.32%)     (0.50%)
  Portfolio turnover rate                81%            93%          92%         81%         68%
  Net assets, end
    of year (in thousands)          $378,839       $374,945     $286,951    $220,346    $445,024
                                    ========       ========     ========    ========    ========

* Based on monthly average shares outstanding.

                       ANNUAL REPORT - DECEMBER 31, 2002                      17

 NOTES TO FINANCIAL STATEMENTS
------------------------------------------------------------------------

Skyline Funds is an open-end, diversified investment management company the sole portfolio of which is Special Equities Portfolio (the "Fund"). The Fund commenced public offering of its shares on April 23, 1987. Skyline Special Equities Portfolio closed to new investors on January 30, 1997 and re-opened to new investors on October 27, 1999. The Fund's investment adviser is Skyline Asset Management, L.P. ("The Adviser"). The Fund seeks maximum capital appreciation primarily through investment in common stocks that its investment adviser considers to be undervalued.

                                       1
                        SIGNIFICANT ACCOUNTING POLICIES

/ / SECURITY VALUATION - Investments are stated at value. Securities listed or admitted to trading on any national securities exchange or the Nasdaq National Market are valued at the last sales price on the principal exchange or market on which they are traded or listed or, if there has been no sale that day, at the most recent bid price. For certain fixed-income securities, Skyline Funds' Board of Trustees has authorized the use of market valuations provided by an independent pricing service. Short-term instruments with sixty days or less to maturity are valued at amortized cost which approximates market value. Securities or other assets for which market quotations are not readily available, which may include certain restricted securities, are valued at a fair value as determined in good faith by the Skyline Funds' Board of Trustees.

/ / SECURITY TRANSACTIONS AND INVESTMENT INCOME - Security transactions are accounted for on the trade date (date the order to buy or sell is executed) and dividend income is recorded on the ex-dividend date. Interest income is recorded on an accrual basis and includes amortization of premiums and discounts. Realized gains and losses from security transactions are reported on an identified cost basis.

/ / FUND SHARE VALUATION - Fund shares are sold and redeemed on a continuous basis at net asset value. Net asset value per share is determined as of the close of regular session trading on the New York Stock Exchange (normally 3:00 p.m. Central Time), each day that the Exchange is open for trading. The net asset value per share is determined by dividing the value of all securities and other assets, less liabilities, by the number of shares of the Fund outstanding.

/ / FEDERAL INCOME TAXES AND DIVIDENDS TO SHAREHOLDERS - It is the Fund's policy to comply with the special provisions of the Internal Revenue Code applicable to regulated investment companies and, in the manner provided therein, to distribute substantially all of its taxable income to shareholders. Such provisions were complied with and, therefore, no federal income taxes have been accrued.

As of December 31, 2002, the Fund had no capital loss carryforwards.

Dividends payable to its shareholders are recorded by the Fund on the ex-dividend date. The timing and characterization of certain income and capital gain distributions

18                       ANNUAL REPORT - DECEMBER 31, 2002

------------------------------------------------------------------------
are determined annually in accordance with Federal income tax regulations that may differ from accounting principles generally accepted in the United States. As a result, net investment income or loss and net realized gain or loss for a reporting period may differ from the amount distributed during such period. In addition, the Fund may periodically record reclassifications among certain capital accounts to reflect differences between financial reporting and income tax purposes. These reclassifications have no impact on the net asset values of the Fund. Accordingly, at December 31, 2002, the following reclassifications were recorded:

                           Accumulated
   Undistributed Net       Net Realized     Paid-in
Investment Income/(Loss)   Gain/(Loss)      Capital
------------------------   ------------   -----------
       $1,145,607            $220,864     $(1,366,471)

As of December 31, 2002 the components of distributable earnings on a tax basis were as follows:

                                                    Net
Undistributed                  Undistributed     Unrealized
  Ordinary      Capital Loss     Long-Term     Appreciation/
   Income       Carryforward       Gain        (Depreciation)
-------------   ------------   -------------   --------------
     $0              $0         $1,531,529      $14,179,161

The differences between book-basis and tax-basis unrealized appreciation/ (depreciation) is attributable primarily to: the tax deferral on wash sales and return of capital distributions received from investments in real estate investment trusts.

/ / LINE OF CREDIT - The Fund has a $10 million ($3 million committed) revolving credit facility for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Adviser pays a commitment fee of 10 basis points per annum of the average daily unutilized portion of the committed line of credit. Under the terms of the credit agreement, interest on each loan would be fixed at the prime rate less 150 basis points. For the year ended December 31, 2002, the Fund paid $2,900 in interest on an average daily balance of $2.3 million outstanding for 13 days.

/ / USE OF ESTIMATES - The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results may differ from those estimates.

                                       2
                          TRANSACTIONS WITH AFFILIATES

For the Adviser's management and advisory services and the assumption of most of the Fund's ordinary operating expenses, the Fund pays a monthly comprehensive fee based on its average daily net assets at the annual rate of 1.50% of the first

                       ANNUAL REPORT - DECEMBER 31, 2002                      19

------------------------------------------------------------------------
$200 million, 1.45% of the next $200 million, 1.40% of the next $200 million, and 1.35% of any excess over $600 million. The total comprehensive management fee charged for the year ended December 31, 2002 was $6,442,760.

Certain officers and trustees of the Skyline Funds are also officers, limited partners or shareholders of limited partners of the Adviser. The Fund makes no direct payments to the officers or trustees who are affiliated with the Adviser. For the year ended December 31, 2002, the Fund incurred fees of $64,114 to its unaffiliated trustees.

The Fund provides a deferred compensation plan for its trustees who are not officers, limited partners or shareholders of limited partners of the Adviser. Under the deferred compensation plan, trustees may elect to defer all or a portion of their compensation. Amounts deferred are retained by the Fund, and to the extent permitted by the 1940 Act, as amended, may be invested in the common shares of certain funds, including the Fund, as selected by the trustees. Investments in such funds are included in "Other Assets" on the Statement of Assets and Liabilities at December 31, 2002. Appreciation/ depreciation and distributions received from these investments are recorded with an offsetting increase/decrease in the deferred compensation obligation and do not affect the net asset value of the Fund.

                                       3
                            FUND SHARE TRANSACTIONS

As of December 31, 2002, there were an unlimited number of shares of beneficial interest, no par value, authorized. Transactions in the Fund's shares of beneficial interest were as follows:

                               Shares                       Dollar Amount
                     ---------------------------    ------------------------------
                     Year Ended      Year Ended      Year Ended       Year Ended
                      12/31/02        12/31/01        12/31/02         12/31/01
                     -------------------------------------------------------------
Shares sold           14,223,915      8,445,916     $ 342,123,732    $ 176,716,156
Shares redeemed      (12,728,080)    (6,315,442)     (289,420,437)    (129,164,966)
                     -----------     ----------     -------------    -------------
Net increase           1,495,835      2,130,474     $  52,703,295    $  47,551,190
                     ===========     ==========     =============    =============

                                       4
                            INVESTMENT TRANSACTIONS

Investment transactions (exclusive of money market instruments) for the year ended December 31, 2002, were as follows:

Cost of purchases                   $405,079,706
Proceeds from sales                 $337,373,380

20                       ANNUAL REPORT - DECEMBER 31, 2002

  REPORT OF INDEPENDENT AUDITORS
------------------------------------------------------------------------

To the Shareholders of Skyline Special Equities Portfolio and the Board of Trustees of Skyline Funds

We have audited the accompanying statement of assets and liabilities, including the portfolio holdings, of Skyline Special Equities Portfolio (the "Fund") as of December 31, 2002, the related statements of operations for the year then ended, changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of investments owned as of December 31, 2002, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Skyline Special Equities Portfolio at December 31, 2002, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States.

                                                           /s/ ERNST & YOUNG LLP
Chicago, Illinois
February 4, 2003

                       ANNUAL REPORT - DECEMBER 31, 2002                      21

  FEDERAL TAX STATUS OF 2002 DIVIDENDS
------------------------------------------------------------------------

Capital gain dividends paid to you, whether received in cash or reinvested in shares, must be included in your federal income tax return and must be reported by the Fund to the Internal Revenue Service in accordance with U.S. Treasury Department regulations. Short-term capital gain dividends paid to you are taxable as ordinary income. Long-term capital gain dividends paid to you are taxable as long-term capital gain income regardless of how long you have held Fund shares. Distributions as a return of capital are not taxable, but reduce the cost basis of shares held.

There were no capital gain or dividend distributions for the year ended December 31, 2002.

-MANAGEMENT OF SKYLINE
------------------------------------------------------------------------

The Board of Trustees serve indefinite terms of unlimited duration so long as a majority of trustees always has been elected by Skyline's shareholders. The trustees appoint their own successors, provided that at least two-thirds of the trustees, after such appointment, have been elected by Skyline's shareholders. Skyline's shareholders may remove a trustee, with or without cause, upon the declaration in writing or vote of two-thirds of Skyline's outstanding shares. A trustee may be removed with or without cause upon the written declaration of a majority of the trustees.

The names of the trustees and officers of Skyline, the year each was first elected or appointed to office, their principal business occupations and other directorships they have held during at least the last five years, are shown below.

 Name, Position(s) with    Year First Elected
   Skyline and Age at       or Appointed to      Principal Occupation(s) during
     January 1, 2003             Office                  Past Five Years               Other Directorships
-------------------------  ------------------  -----------------------------------  --------------------------
TRUSTEES WHO ARE NOT INTERESTED PERSONS OF SKYLINE:
William L. Achenbach, 60,         1995         President, W.L. Achenbach &          None.
Trustee                                        Associates, Inc., a financial
                                               counseling firm.
Paul J. Finnegan, 49,             1995         Managing Director, Madison Dearborn  Rural Cellular
Trustee                                        Partners, Inc., a venture capital    Corporation, Allegiance
                                               firm.                                Telecom, Inc., Focal
                                                                                    Communications.
David A. Martin, 51,              1995         Attorney and Principal, Righeimer,   None.
Trustee                                        Martin & Cinquino, P.C., a law
                                               firm.

22                       ANNUAL REPORT - DECEMBER 31, 2002

------------------------------------------------------------------------

 Name, Position(s) with    Year First Elected
   Skyline and Age at       or Appointed to      Principal Occupation(s) during
     January 1, 2003             Office                  Past Five Years               Other Directorships
-------------------------  ------------------  -----------------------------------  --------------------------
Richard K. Pearson, 63,           1998         Director and President, First        Director, First Community
Trustee                                        DuPage Bank (Westmont, IL) since     Bank (Milton, WI).
                                               June 1999, Director and President,
                                               First DuPage Bancorp, Inc.,
                                               (Westmont, Illinois) since November
                                               1998. Previously, Director,
                                               Citizens Savings Bank (Anamosa,
                                               Iowa), from February 1998 to
                                               January 2001.
TRUSTEE WHO IS AN INTERESTED PERSON OF SKYLINE:
William M. Dutton,* 49,           1995         Managing Partner, Research and       None.
President and Trustee                          Portfolio Management, Skyline Asset
                                               Management, L.P. and registered
                                               representative, Funds Distributor,
                                               Inc. Previously, Portfolio Manager,
                                               Skyline Asset Management, L.P.
OFFICERS OF SKYLINE:
Stephen F. Kendall, 48,           1998         Partner and Chief Operating          None.
Executive Vice President,                      Officer, Skyline Asset Management,
Treasurer and Secretary                        L.P., since January 1998.
Geoffrey P. Lutz, 52,             1995         Partner, Institutional Marketing,    None.
Executive Vice President                       Skyline Asset Management, L.P. and
                                               registered representative, Funds
                                               Distributor, Inc.
Michael Maloney, 41,              1995         Partner, Research and Portfolio      None.
Senior Vice President                          Management, Skyline Asset
                                               Management, L.P.
Michele M. Brennan, 31,           1998         Director of Fund Marketing, Skyline  None.
Vice President                                 Asset Management, L.P. and
                                               registered representative, Funds
                                               Distributor, Inc.
--------------------------------------------------------------------------------------------------------------

* Mr. Dutton is an "interested person" of Skyline, as defined in the Investment Company Act of 1940, because he is an officer of the Adviser.

                       ANNUAL REPORT - DECEMBER 31, 2002                      23

------------------------------------------------------------------------

The address of Messrs. Dutton, Kendall, Lutz, and Maloney and Ms. Brennan is c/o Skyline Asset Management, L.P., 311 South Wacker Drive, Suite 4500, Chicago, Illinois 60606. The addresses of the other trustees are: William L. Achenbach, 510 East Main Street, Charlottesville, Virginia 22902; Paul J. Finnegan, Three First National Plaza, Suite 3800, Chicago, Illinois 60602; David A. Martin, 20 North Clark Street, Suite 1900, Chicago, Illinois 60602; and Richard K. Pearson, 3510 Spring Road, Oak Brook, Illinois 60523.

Skyline's Statement of Additional Information includes additional information about Skyline's trustees and officers. You may obtain a free copy of the Statement of Additional Information, or request any other information and discuss your questions about us, by writing or calling toll-free:

Skyline Funds
c/o U.S. Bancorp Fund Services, LLC
P.O. Box 701
Milwaukee, WI 53201-0701
800.828.2759

24                       ANNUAL REPORT - DECEMBER 31, 2002
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  REPORT FOR THE YEAR ENDED DECEMBER 31, 2002
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This report, including the audited financial statements contained herein, is submitted for the general information of the shareholders of the Fund.

Funds Distributor Inc. is the principal underwriter of Skyline Funds.

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26                       ANNUAL REPORT - DECEMBER 31, 2002
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28                       ANNUAL REPORT - DECEMBER 31, 2002
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FOR 24-HOUR ACCOUNT INFORMATION CALL: 1.800.828.2SKY
                                      (1.800.828.2759)

TO SPEAK WITH A SKYLINE FUNDS REPRESENTATIVE DURING
NORMAL BUSINESS HOURS CALL: 1.800.828.2SKY AND PRESS 0 WHEN PROMPTED.

TO LEARN MORE ABOUT OUR EXPERTISE IN SMALL CAP VALUE, PLEASE VISIT OUR WEBSITE AT www.skylinefunds.com
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                              [SKYLINE FUNDS LOGO]

                             311 South Wacker Drive
                                   Suite 4500
                            Chicago, Illinois 60606